Nationwide Life Insurance Company	Nationwide Life and Annuity Insurance Company

• Nationwide Variable Account-II	• Nationwide VL Separate Account-D

• Nationwide Variable Account-4	• Nationwide Provident VLI Separate Account A

• Nationwide Variable Account-7

• Nationwide Variable Account-10

• Nationwide Variable Account-13

• Nationwide VLI Separate Account-6

• Nationwide Provident VLI Separate Account 1

Prospectus supplement dated March 15, 2013 to

NLAIC Survivor Options VL, NLIC Special Product, and NLIC Survivor Options Plus prospectus dated May 1, 2000;

BOA InvestCare and NLAIC Options VL prospectus dated May 1, 2002;

America’s marketFLEX VUL and INVESCO PCVUL prospectus dated May 1, 2008; and

America’s marketFLEX Annuity, America’s marketFLEX II Annuity, America’s marketFLEX Advisor Annuity, BOA Advisor Variable Annuity, Compass All American, Nationwide Income Architect Annuity, and Sun Trust

All American prospectus dated May 1, 2012

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

Effective on or about April 1, 2013, Waddell & Reed Investment Management Company will no longer be a sub-adviser for the Nationwide Variable Insurance Trust – NVIT Multi-Manager Small Cap Growth Fund and will be replaced by Wellington Management Company, LLP. OppenheimerFunds, Inc. will continue to be a sub-adviser to the Fund.

GWP-0424

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